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                                                                    EXHIBIT 10.1


                                STORAGE USA, INC.
                           175 TOYOTA PLAZA, SUITE 700
                            MEMPHIS, TENNESSEE 38103


November 21, 2001

Security Capital Group Incorporated
125 Lincoln Avenue
Santa Fe, New Mexico 87501

Re:      Modification of Standstill through December 10, 2001

Ladies and Gentlemen:

                  Reference is made to that certain Letter Agreement (the "September Letter") dated as of September 7, 2001 by and among Storage USA, Inc., a Tennessee corporation (the "Company"), SUSA Partnership, L.P., a Tennessee limited partnership (the "Operating Partnership"), Storage USA Trust, a Maryland real estate investment trust and a wholly owned subsidiary of the Company (the "Trust") and Security Capital Group Incorporated (both as to itself and as successor to all the rights of USREALTY and Buyer under the Strategic Alliance Agreement, "Security Capital"), and to those certain Letter Agreements dated as of October 7, 2001 and October 31, 2001 (the "October Letters", and together with the September Letter, collectively, the "Previous Letters") by and among the parties hereto. Terms used herein but not defined shall have the meanings given to them in the September Letter.

                  In light of the Special Committee's previous determination that it is advisable for the Company to receive a proposal from Security Capital with respect to a Covered Transaction, Security Capital's submission of such a proposal and the fact that the Company and Security Capital are discussing the terms and conditions of the proposal, the Company hereby agrees to continue to waive the provisions of Section 5.2(a)(iv) of the Strategic Alliance Agreement to the extent, but only to the extent, necessary to permit Security Capital, if it so desires, to continue to engage in discussions and negotiations with the Special Committee and its agents and representatives concerning the terms and conditions of such proposal to effect a Covered Transaction. It is explicitly understood and agreed that, unless extended in a writing signed by both the Company and Security Capital, the limited waiver contained in this paragraph will terminate on December 10, 2001.

                  It is further understood and agreed, and the limited waiver granted in the immediately preceding paragraph is given by the Company on the express condition that nothing contained herein, in the Previous Letters or in any previous or future discussions between the parties or their representatives shall be deemed to in any other way waive or modify any of the provisions of the Strategic Alliance Agreement, but that those provisions otherwise shall remain
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Security Capital Group Incorporated
November 21, 2001
Page 2


in effect, modified only to the extent provided in the preceding paragraph. The parties hereby confirm that this letter agreement contains the only modifications and waivers to the Strategic Alliance Agreement that remain in effect on the date hereof.

                  For the avoidance of doubt, the parties hereto agree that (i) any actions taken by the Company or the Special Committee or any of their respective agents or representatives prior to the execution hereof in accordance with the actions of the Board of Directors of the Company authorizing and forming the Special Committee of the Board of Directors, any actions taken by the parties hereto authorized by such authorization, the related resolutions or the Previous Letters and any contacts, discussions or negotiations between the parties and/or their affiliates or representatives, in each case prior to the execution hereof, and (ii) the negotiation and entering into of this letter agreement, shall not, in any event, constitute an "Early Termination Event" under Section 5.1 of the Strategic Alliance Agreement or constitute a violation or attempted violation by any of the parties of any provision of the Strategic Alliance Agreement (including, without limitation, Sections 2.2, 5.1 and 5.2 thereof), or of any provision of the Company's Charter or Amended and Restated Bylaws, and each of the parties hereto hereby irrevocably waives any claim against any of the other parties, its directors, officers, employees, and representatives, or their affiliates because of any such contacts, actions, discussions or negotiations to the extent permitted hereby or to the extent that such actions were permitted at such time by the Previous Letters.

                  We understand that in accordance with applicable law and regulations, this letter will be publicly disclosed and filed as part of an amendment to your Schedule 13D with respect to your ownership of Company stock. Likewise, you understand that we intend to file a copy of this letter with a Form 8-K announcing the signing of this agreement.

                                    Very truly yours,

                                    STORAGE USA, INC.



                                    By: /s/ Christopher P. Marr
                                        ----------------------------------------
                                        Name: Christopher P. Marr
                                        Title: Chief Financial Officer
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Security Capital Group Incorporated
November 21, 2001
Page 3


                                    SUSA PARTNERSHIP, L.P.

                                    By:   Storage USA, Inc., General Partner



                                    By: /s/ Christopher P. Marr
                                        ----------------------------------------
                                        Name: Christopher P. Marr
                                        Title: Chief Financial Officer


                                    STORAGE USA TRUST



                                    By: /s/ Christopher P. Marr
                                        ----------------------------------------
                                        Name: Christopher P. Marr
                                        Title: Chief Financial Officer



Agreed to and accepted by:


Security Capital Group Incorporated



By: /s/ Jeffrey A. Klopf
    ----------------------------------------
Name: Jeffrey A. Klopf
Title: Senior Vice President & Secretary